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                                                                 EXHIBIT 10.4(d)

               THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

         THIS THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (the "Amendment") is entered into this 21 day of March, 2003, by and between SUNTRUST BANK, a Georgia state banking corporation (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").

                                    RECITALS:

         A. Borrower and Lender entered into that certain Revolving Credit Loan Agreement dated April 30, 2002, as most recently amended by that certain Second Amendment to Revolving Credit Loan Agreement and Second Amendment to Revolving Credit Note dated February 5, 2003 (as amended, the "Loan Agreement").

         B. The Borrower has requested that Lender amend the Loan Agreement as set forth herein.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Loan Agreement is hereby amended and modified as follows:

         Section 1. The minimum Tangible Net Worth requirement set forth in Section 6.1 of the Loan Agreement for all periods through December 31, 2002 is hereby changed to a flat amount equal to $25,500,000 with no additions thereto.

         Section 2. As of January 1, 2003 and on a going forward basis thereafter, Section 6.1 of the Loan Agreement concerning "Minimum Tangible Net Worth" is amended to substitute $25,500,000 for $30,669,000 and to commence the addition of 50% of Net Income and 100% of all equity proceeds, both measured on a cumulative basis as of the last day of each Fiscal Quarter of Borrower for each Fiscal Year of Borrower, to such new base net worth; provided, that if Net Income is negative for any period the amount added for such period shall be zero and such negative Net Income shall not reduce the amount of Net Income added from any previous period. In addition, as of the closing of any initial public offering of equity securities by the Borrower, Minimum Tangible Net Worth shall be increased by the net proceeds to the Borrower, Parent, and its consolidated group less a dividend of all previously taxed income, less a separation payment to Central Refrigerated of up to $8.5 million (and notwithstanding anything to the contrary, such payment is hereby approved and any default under the Loan Agreement is waived), and less the booking of a non-cash deferred tax liability upon conversion to a C corporation.

         Section 3.        The minimum EBITDA requirement set forth in
Section 6.2 of the Loan Agreement for the measurement period ending December 31, 2002 is hereby amended to substitute $32,000,000 for $34,946,000. There is no change to the minimum EBITDA requirements commencing January 1, 2003 as such are currently set forth in the Loan Agreement.

         Section 4. Except as provided herein, the Loan Agreement, and the Revolving Credit Note and the Guaranty executed in connection therewith, shall remain unamended and shall be in full force and effect.

         Section 5. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

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         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.

                                    CENTRAL FREIGHT LINES, INC.,
                                    A Texas corporation

                                    By: /s/ Jeff Hale
                                        ----------------------------------------

                                    Title: CFO

                                    SUNTRUST BANK

                                    By: /s/ William H. Crawford
                                        ----------------------------------------

                                    Title: Vice President

                              CONSENT OF GUARANTOR

         The undersigned, as Guarantor under a Guaranty dated as of April 30, 2002, hereby executes this Third Amendment to Revolving Credit Loan Agreement to evidence its consent thereto and agrees that its Guaranty remains in full force and effect for the Loan Agreement and the Revolving Credit Note executed in connection therewith, as amended.

                                    CENTRAL FREIGHT LINES, INC.,
                                    a Nevada corporation

                                    By: /s/ Jeff Hale
                                        ----------------------------------------
Date: March 21, 2003
                                    Title: CFO